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                         [DELOITTE & TOUCHE LETTERHEAD]



November 21, 1996


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, DC 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Veritas DGC Inc. dated November 20, 1996.

Yours truly,


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP